                                                                   EXHIBIT 10.17
                             BRIDGE LOAN AGREEMENT
                                    NO. ____



     THIS BRIDGE LOAN AGREEMENT (this "Agreement") is dated as of ___________, 1996, by and between Fieldworks, Incorporated, a Minnesota corporation (the "Company"), and _____________________ (the "Investor").

                                   RECITALS:

               (a) Whereas, the Company needs cash to fund its operations until such time as it can complete a debt or equity financing; and

               (b) Whereas, the Investor desires to lend funds to the Company on the terms and conditions set forth in this Agreement; and

               (c) Whereas, other investors ("Other Investors") may lend funds to the Company on terms and conditions equivalent to those set forth in this Agreement.

     Accordingly, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Loan/Promissory Note.  The Investor agrees to lend to the Company
               --------------------
$__________ and the Company agrees to deliver to the Investor a subordinated promissory note, in the form attached hereto as Exhibit A (the "Note" and,
                                                ---------
together with any similar notes issued to Other Investors, the "Notes"), in a like amount. The delivery of the Note shall be made concurrently with delivery of funds to the Company in the amount set forth above. Up to 20% of the original principal amount of the Note shall be convertible into shares of Common Stock (the "Conversion Shares") at Investor's option, as more fully described in the Note.

          2.   Warrants.  In consideration of the loan, the Company shall issue
               --------
to the Investor, concurrently with delivery of the Note, a warrant, in the form attached hereto as Exhibit B (the "Warrant" and, together with any similar
                   ---------
warrants issued to Other Investors, the "Warrants"), to purchase 2,500 shares of Common Stock of the Company for each $50,000 loaned to the Company. For incremental amounts loaned over $50,000, the Warrant shall cover that number of shares of Common Stock obtained by multiplying 2,500 by a fraction, the numerator of which is the incremental amount loaned and the denominator of which is 50,000. The shares of Common Stock issuable upon exercise of the Warrant are referred to hereinafter as the "Warrant Shares."

          3.   Repayment.  All outstanding principal and accrued interest on the
               ---------
Note shall be due and payable on June 30, 1997; provided, however, that the
                                                --------  -------
Company may extend the final maturity of the Note to December 31, 1997, by written
notice delivered to the Investor at any time before June 30, 1997; provided,
                                                                   --------
further, that notwithstanding the foregoing, the Note shall be payable in full
-------
within thirty (30) days after the effective date (the "Effective Date") of any registration statement (a "Registration Statement") relating to an initial public offering of the Company's equity securities registered under the Securities Act of 1933, as amended (the "Securities Act"). The Note may not be prepaid except in the event a Registration Statement is filed and declared effective, as described above.

     4.   Restrictions on Transfer.  The Note, the Warrant, the Warrant Shares
          ------------------------
and the Conversion Shares shall be subject to certain restrictions on transfer identified in the Note and the Warrant.

     5.   Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to the Investor as follows:

          (a) That this Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by an authorized officer of the Company, and is a valid and binding agreement on the part of the Company;

          (b) That all corporate action necessary to the authorization, issuance, and delivery of the Note, the Warrant, the Warrant Shares and the Conversion Shares (collectively, a "Unit") has been taken on or prior to the date hereof; and

          (c) That, as of the date hereof, this Agreement, the Note, the Warrant and the Company's Confidential Private Placement Memorandum dated December 4, 1996 (together with all exhibits thereto and documents delivered therewith, the "Memorandum"), taken as a whole, do not contain an untrue statement of a material fact or omit to state a material fact required in light of the circumstances under which such statements were made to be stated in such documents to make the statements in such documents, taken as a whole, not misleading.

     6.   Representations and Warranties of the Investor.  The Investor
          ----------------------------------------------
represents and warrants to the Company as follows:

          (a) The Investor has received, carefully reviewed and is familiar with the Memorandum;

          (b) That the Investor is in a financial position to hold the Units for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the Investor's investment in the Units;

               (c) That the Investor believes the Investor, either alone or with the assistance of the Investor's own professional advisor, has such knowledge and experience in financial and business matters that the Investor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Units and has the net worth to undertake such risks;

               (d) That the Investor has obtained, to the extent the Investor deems necessary, the Investor's own personal professional advice with respect to the risks inherent in the investment in the Units and the suitability of an investment in the Units in light of the Investor's financial condition and investment needs;

               (e) That the Investor believes that the investment in the Units is suitable for the Investor based upon the Investor's investment objectives and financial needs, and the Investor has adequate means for providing for the Investor's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Units;

               (f) That the Investor has been given access to full and complete information regarding the Company and has utilized such access to the Investor's satisfaction for the purpose of obtaining information and, particularly, the Investor has either attended or been given reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the Company and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided to the Investor;

               (g) That the Investor recognizes that an investment in the Units involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company;

               (h) That the Investor recognizes that in addition to the proceeds from the sale of Units, the Company will require additional financing to fund current and proposed operations, and there can be no assurances that additional financing can be obtained;

               (i) That the Investor realizes that (i) the purchase of the Units is a long-term investment; (ii) the purchaser of the Units must bear the economic risk of investment for an indefinite period of time because the Notes, the Warrant, the Warrant Shares and the Conversion Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, none of such securities can be sold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) the Investor may not be able to liquidate the Investor's investment in the event of an emergency or pledge any of such securities as collateral for loans; and (iv) the transferability of such securities is restricted and (A) requires the written consent of the Company, and (B) legends will be placed on the Notes and the Warrant and on any certificates representing the Warrant Shares and the Conversion Shares referring to the applicable restrictions on transferability.

               (j) That the Investor certifies, under penalties of perjury, that the Investor is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended (Note: You are subject to backup withholding if (i) you fail to furnish your Social Security number or taxpayer identification number herein; (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number; (iii) you are notified that you are subject to backup withholding; or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number); and

               (k) That the Investor is a bona fide resident of, is domiciled in, and received the offer and made the decision to invest in the Units in, the state set forth on the signature page below under "Addresses" and that the Units are being purchased by the Investor in the Investor's name solely for the Investor's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

          7.   Accredited Investor.  The Investor represents and warrants that
               -------------------
the Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act, because the Investor meets at least one of the following criteria (please check one or more, as applicable):

[_]       (a)  The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 at the time of the Investor's purchase; or

[_]       (b)  The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (1994 and 1995) or joint income with the Investor's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year (1996); or

[_]       (c)  The Investor is a corporation, Massachusetts or similar business trust, partnership or an organization described in Section
               501(c)(3) of the Internal Revenue Code, not formed for the specified purpose of acquiring the Units, with total assets in excess of $5,000,000; or

[_]       (d)  The Investor is (i) a bank as defined in Section 3(a)(2) of the
               Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities
               Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended, (iii) an insurance company as defined in Section 2(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment
               Company licensed by the U.S. Small Business Administration under
               Section 301(c) or (d) of the Small Business Investment Act of
               1958, as amended, (vi) a plan established or maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000, or (vii) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons who are accredited investors; or

[_]       (e)  The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended; or

[_]       (f)  The Investor is a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company; or

[_]       (g)  The Investor is a trust, with total assets in excess of
               $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D of the Securities
               Act (IF ONLY THIS RESPONSE IS CHECKED, please contact the Company to receive and complete an information statement before this subscription can be considered by the Company); or

[_]       (h)  The Investor is any entity in which all of the equity owners are accredited investors. (NOTE: Not available with respect to an irrevocable trust.)

If this purchase is made on behalf of any entity other than a natural person, Investor certifies that (i) the entity was not formed for the purpose of making this investment, (ii) the undersigned is empowered and duly authorized by the entity to execute and carry out the terms of this Agreement and to purchase and hold the Units, and (iii) this Agreement has been duly and validly executed on behalf of the entity and constitutes a legal and binding obligation of the entity.

     8.   Relationship to Brokerage Firms.  Please answer the following
          -------------------------------
questions by checking the appropriate response:

     (a) ____ YES ____ NO: Is the Investor a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

     (b) ____ YES ____ NO: Is the Investor's spouse, father, mother, father-in-law, mother-in-law, or any of the Investor's brothers, sisters, brothers-in-law, sisters-in-law or children, or any relative which the Investor supports, a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or engaged by, a brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

     (c) ____ YES ____ NO: Does the Investor own voting securities of any brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

     (d) ____ YES ____ NO: If the Investor is an entity, is any director, officer, partner or 5% owner of the Investor also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

     9.   Registration Rights.
          -------------------

          (a) Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities

     Act in connection with the proposed offer and sale for money of any of its securities by it, the Company will give written notice of its determination to Investor. Upon the written request of Investor given within 30 days after the date of mailing of any such notice from the Company, the Company will, except as herein provided, cause all the Warrant Shares and Conversion Shares issued and to be issued upon exercise of the Warrants and conversion of the Notes requested by such holders to be registered, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by Investor of the shares to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any such registration shall be underwritten in whole or in part, the Company may require that the shares requested for inclusion by Investor pursuant to this paragraph (a) be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the shares originally covered by a request for registration made by Investor would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares owned by Investor and otherwise to be included in the underwritten public offering may be reduced; provided, however, that any such required reduction shall be pro rata among all persons (other than the Company) who are participating in such offering. Those shares which are thus excluded from such underwritten public offering shall be withheld from the market by Investor for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

          (b) Further, on a one-time basis only, after the first anniversary of the Effective Date, upon request by the holders of a majority in interest of the Warrants, Warrant Shares and Conversion Shares held by Investor and the Other Investors, the Company will promptly take all necessary steps to register or qualify on Form S-3 (or any successor form thereto) under the Securities Act and the securities laws of such states as the holders may reasonably request (provided, that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified), the Warrant Shares and Conversion Shares issued and to be issued upon exercise of the Warrants and conversion of the Notes requested by such holders to be registered or qualified in their request to the Company. The Company shall keep effective and maintain any registration, qualification, notification or approval specified in this paragraph (b) for nine months to provide such holders time to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law.

          (c) With respect to each inclusion of securities in a registration statement pursuant to this Section 9, the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling holders, underwriting discounts and commissions, and transfer taxes for selling holders and any other expenses relating to the sale of securities by the selling holders not expressly included above shall be borne by the selling holders.

          (d) The Company shall indemnify each Investor, its officers and directors and each person, if any, who controls such Investor within the meaning of Section 15 of the Securities Act against all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus (and as amended or supplemented) relating to such registration, or caused by any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made, unless such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company expressly for use therein by such Investor.

          (e) The Investor shall indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus (and as amended or supplemented) relating to such registration, or caused by any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made, provided that this paragraph (e) shall apply only to statements or
     --------
     omissions made in reliance upon and in conformity with information furnished in writing to the Company expressly for use therein by the Investor.

          (f) The Investor hereby represents that, notwithstanding the exercise of the Warrant or the conversion of the Note by such Investor, the Investor will not offer for sale, sell, distribute, or otherwise dispose of any Warrant Shares or Conversion Shares, or any other Common Stock of the Company held by the Investor, for a period of 180 days after the Effective Date, except (i) with the consent of the managing underwriter or underwriters in such initial public offering, (ii) pursuant to a will or the laws of descent and distribution, or (iii) by gift or liquidation of a pledge pursuant to which the donee or pledgee agrees in writing to be bound by the same restriction on transferability.

     10.  Repayment of Certain Promissory Notes.
          -------------------------------------

          (a) The Company currently has an aggregate of $1,250,000 of promissory notes outstanding to various "affiliates" of the Company (the "Affiliate Notes"), all of which Affiliate Notes are due and payable May 1, 1997. The Company hereby covenants and agrees that the Company will only repay the Affiliates Notes using the proceeds of an initial public offering of the Company's equity securities registered under the Securities Act.

          (b) The holders of a majority in interest of the Notes held by Investor and the Other Investors may modify, amend or waive the Company's performance of the covenant contained in this Section 10.

     11.  Other.
          -----

          (a) This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by any party without the prior written consent of the other party, and neither this Agreement nor any provision hereof may be amended, modified, waived or discharged without the written consent of the party against whom enforcement of such amendment, modification, waiver, or discharge is sought, except that the covenant contained in Section 10(a) above may be modified, amended or waived as provided in Section 10(b) above.

          (b) This Agreement, including the exhibits attached hereto, constitutes the entire agreement of the parties relative to the subject matter hereof and supersedes any and all other agreements and understandings, whether written or oral, relative to the matters discussed herein.

          (c) This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota, except for its rules relating to conflicts of law.

          (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (e) This Agreement shall be binding on the Company, and the Company shall be deemed to have accepted the subscription for the Units hereunder, only upon execution of this Agreement by the Company.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date set forth above.


INVESTOR:                                         FIELDWORKS, INCORPORATED



_______________________________                   By ___________________________
  Its __________________________________________________________________________


__________________________________
(If more than one Investor)

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--------------------------------------------------------------------------------
                             INVESTOR INFORMATION

--------------------------------------------------------------------------------

Name (Typed or Printed)

_________________________________________________________________________

_________________________________________________________________________
     (If more than one Investor) (Please indicate JTWROS or TIC)

________________________________________________________________________________

Addresses

     (i)  Address of Investor's Domicile and Bona Fide Residence:

     ___________________________________________________________________
     Street

     ___________________________________________________________________
     City, State and Zip Code

     (ii) Address to Which Correspondence Should be Directed (if different from above):

     _________________________________________________
     Street

     _________________________________________________
     City, State and Zip Code

________________________________________________________________________________

  Social Security or Tax ID Number (Both if grantor trust or partnership):_____
  _____________________________________________________________________________
________________________________________________________________________________

Telephone Number: ____________________

--------------------------------------------------------------------------------